UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 27, 2017

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950-2546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2017, Honeywell International Inc. (the “Company”) entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of March 1, 2007 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee. The First Supplemental Indenture amends certain terms of Section 11.02 of the Indenture in respect of each series of securities to be issued under the Indenture after the date of the First Supplemental Indenture, including the Notes described below.

The foregoing summary is qualified in its entirety by reference to the text of the First Supplemental Indenture, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On October 30, 2017, the Company completed a public offering of $450,000,000 aggregate principal amount of its 2017 Floating Rate Senior Notes due 2019 and $750,000,000 aggregate principal amount of its 1.800% Senior Notes due 2019 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-208501) filed with the Securities and Exchange Commission on December 11, 2015.

The Notes were issued under the Indenture, as amended and supplemented.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture and the respective forms of global notes for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

A copy of the opinion of the Deputy General Counsel of Honeywell International Inc. relating to the legality of the issuance and sale of the Company’s Notes is attached as Exhibit 5.1 hereto.

(d) Exhibits.

Exhibit 4.1	Indenture dated as of March 1, 2007 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Honeywell’s Registration Statement on Form S-3 (File No. 333-141013), filed March 1, 2007).

Exhibit 4.2	First Supplemental Indenture dated as of October 27, 2017 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.3	Form of 2017 Floating Rate Senior Note due 2019.
Exhibit 4.4	Form of 1.800% Senior Note due 2019.

Exhibit 5.1	Opinion of Deputy General Counsel of Honeywell International Inc.

Exhibit 23.1	Consent of Deputy General Counsel of Honeywell International Inc. (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONEYWELL INTERNATIONAL INC.
Date: October 30, 2017
	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman Vice President, Corporate Secretary and Deputy General Counsel